Exhibit 10.18

OMNIBUS FIRST AMENDMENT
TO NOTE AND WARRANT PURCHASE AGREEMENT
AND WARRANT

THIS OMNIBUS FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND WARRANT (this “Amendment”) dated as of November 1, 2005, by and among ISI Detention Contracting Group, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined in the Purchase Agreement) from time to time party to the Purchase Agreement (as defined below), and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS:

WHEREAS, the Company, the Purchaser and the Guarantors previously entered into that certain Note and Warrant Purchase Agreement dated as of October 22, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement” capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Purchase Agreement);

WHEREAS, pursuant to the Purchase Agreement, the Company and the Purchaser also executed and delivered, among other documents, the Warrant; and

WHEREAS, the Company, the Purchaser and the Guarantors now desire to amend the Purchase Agreement and the Warrant upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1     Amendments to the Purchase Agreement.

(a)      Section 1.1 of the Purchase Agreement is hereby amended by inserting the following definitions in their proper alphabetical order to read as follows:

“Seller” means Instant Photos, Inc., a Texas corporation.

“Seller Note” means that certain unsecured Seller Note dated as of November 1, 2005, in the aggregate original principal amount of Two Hundred Thousand Dollars ($200,000), made payable by MCFSA, Ltd. (a wholly-owned subsidiary of the Company) in favor of the Seller.

“Subordinated Notes” means, collectively, (a) that certain Subordinated Promissory Note dated as of November 1, 2005, in the aggregate original principal amount of Fifty-One Thousand Six Hundred Nine and 00/100 Dollars ($51,609.00), made payable by the Company in favor of the Purchaser, (b) that certain Subordinated Promissory Note dated as of November 1, 2005, in the aggregate original principal amount of Sixty-Five Thousand Nine Hundred Twenty-Two and 00/100 Dollars

($65,922.00), made payable by the Company in favor of Samuel Youngblood and (c) that certain Subordinated Promissory Note dated as of November 1, 2005, in the aggregate original principal amount of Thirty-Two Thousand Four Hundred Sixty-Nine and 00/100 Dollars ($32,469.00), made payable by the Company in favor of Donald Carr.

(b)    Section 1.1 of the Purchase Agreement is hereby further amended by amending and restating the following definition to read as follows:

“Note”  means that certain Amended and Restated Senior Subordinated Promissory Note dated November 1, 2005, in the aggregate original principal amount of Sixteen Million Nine Hundred Thousand Dollars ($15,900,000), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit A attached hereto, with appropriate insertions, as may be amended, restated, substituted, replaced or otherwise modified from time to time.

(c)    Section 1.1 of the Purchase Agreement is hereby further amended by deleting the “and” between clauses “(g)” and “(h)” and adding the following new clauses “(i)” and “(j)” at the end of the definition of Permitted Indebtedness to read as follows:

“(i)   the Seller Note; and

(j)    the Subordinated Notes.”

Section 2    Amendment to Warrant. Each reference in the Warrant to the “Note” shall be amended to refer to the “Note” as amended hereby.

Section 3    Representations and Warranties. To induce the Purchaser to enter into this Amendment, the Company represents and warrants that:

(a)    Representations, Warranties; No Default. The representations, warranties and covenants of the Company set forth in the Purchase Agreement shall be deemed remade as of the date hereof by the Company, except that any and all references to the Purchase Agreement in such representations and warranties shall be deemed to include this Amendment. The Company represents and warrants that no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such and Event of Default under the Purchase Agreement.

(b)    Organizational Authority. (i) The execution, delivery and performance by the Company of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Company enforceable in accordance with its terms and (iii) neither the execution, delivery or performance by the Company of this Amendment (1) violates any law or regulation, or any other or decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral other than Liens in favor of the Senior Lender and the Seller, (4) violates or conflicts with the certificate of incorporation or bylaws of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 4    Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)     No Default. No Potential Event of Default or Event of Default under the Purchase Agreement, shall have occurred and be continuing.

(b)     Warranties and Representations. The warranties and representations of the Company contained in the Transactions Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by the Company as of the date hereof.

(c)     Other Requirements.  The Purchaser shall have received such other documentation which it shall have requested in the Closing Document Checklist attached hereto as Exhibit A and as the Purchaser may reasonably request.

Section 5    Reference to and Effect on Operative Documents.

(a)     Ratification.  Except as specifically amended above, the Purchase Agreement and the other Transaction Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Purchase Agreement or any other Transaction Document. The Company hereby ratifies and reaffirms each of the terms and conditions of the Transaction Documents to which it is a party and all of its obligations there under.

(b)     No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Purchase Agreement or any of the other Transaction Documents.

(c)     References. Upon the effectiveness of this Amendment each reference in (a) the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import, (b) the Warrant to “this Warrant,” “hereunder,” “hereof,” or words of similar import and (c) any other Transaction Document to “the Agreement,” “the Purchase Agreement” or “the Warrant” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Purchase Agreement or the Warrant, as applicable, as amended hereby.

Section 6    Miscellaneous.

(a)    Fees and Expenses. Pursuant to Section 9.1 of the Purchase Agreement, the Company agrees to pay on demand all reasonable legal fees and out-of-pocket costs and expenses of or incurred by the Purchaser or its counsel in connection with the negotiation, preparation, execution and delivery of this Amendment and the documents, instruments and agreements contemplated hereby.

(b)    Effectuation. This Amendment shall be effective once the Company and the Purchaser have executed and delivered this Amendment to each other.

(c)    Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d)    Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.

(e)    Governing Law. This Amendment shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.

[Signatures follow]

Signature Page to Omnibus First Amendment

COMPANY:

ISI DETENTION CONTRACTING GROUP,
INC., a Delaware corporation

By:	/Don Carr/
Name; Don Carr
Title: President

PURCHASER:

WILLIAM BLAIR MEZZANINE
CAPITAL FUND III, L.P.

By:	William Blair Mezzanine Capital
Partners III, L.L.C.
its General Partner

By:	/ David M. Jones /
Name: David M. Jones
Its: Managing Director

Signature Page to Omnibus First Amendment

GUARANTORS:

DETENTION CONTRACTING GROUP,
LTD., a Texas limited partnership

By:	ISI Detention Contracting Group, Inc.,
a Texas corporation
its General Partner

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

1ST DETENTION CONTRACTING GROUP,
INC., a California corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

ISI DETENTION SYSTEMS, INC., a Texas corporation

By:
Name: Sam Youngblood
Title: Chief Executive Officer

METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

ISI SYSTEMS, LTD., a Texas limited partnership

By:	ISI Detention Systems, Inc., a Texas corporation
its Genera1 Partner

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

ISI CONTROLS, LTD., a Texas limited
partnership

By:	Metroplex Control Systems, Inc.,
a Texas corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: Chief Executive Officer

Signature Page to Omnibus First Amendment

METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC., a Texas corporation

By:
Name: Sam Youngblood
Title: Chief Executive Officer

MCFSA, LTD., a Texas limited partnership

By:	Metroplex Commercial Fire and
Security Alarms, Inc., a Texas corporation
its General Partner

By:
Name: Sam Youngblood
Title: Chief Executive Officer

EXHIBIT A

Closing Document Checklist

(See Attached)